                                                                EXHIBIT 10.27


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NOTICE OF GRANT OF STOCK          MATTEL, INC.
OPTIONS AND GRANT AGREEMENT       ID:  95-1567322
                                  333 Continental Boulevard
                                  El Segundo, California
                                  90245
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Name of Optionee

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Address

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City, State  Zip Code


ID:    -  -
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You have been granted an option to buy Mattel, Inc. Common Stock as follows:

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         |NON-QUALIFIED STOCK OPTION GRANT NO. |                    |
         |----------------------------------------------------------|
         |DATE OF GRANT                        |                    |
         |----------------------------------------------------------|
         |STOCK OPTION PLAN                    |       1996         |
         |----------------------------------------------------------|
         |OPTION PRICE PER SHARE               |       $            |
         |----------------------------------------------------------|
         |TOTAL NUMBER OF SHARES GRANTED       |                    |
         |----------------------------------------------------------|
         |TOTAL PRICE OF SHARES GRANTED        |       $            |
         ------------------------------------------------------------

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By signing your name below, you and Mattel, Inc. agree that (a) this option is granted under and governed by the terms and conditions of the Grant Agreement referenced above, which is attached hereto and made a part of this document, and (b) both of these documents are subject to the terms of the above referenced Stock Option Plan.

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Full Legal Name (Print)     Social Security Number

Current Address:            ______________________

                            ______________________


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For MATTEL, INC.                                  Date

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Optionee                                          Date

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                           GRANT AGREEMENT FOR A
                        NON-QUALIFIED STOCK OPTION
                  UNDER THE MATTEL 1996 STOCK OPTION PLAN


     This is an Option Agreement between Mattel, Inc. (the "Company") and the individual (the "Option Holder") named in the Notice of Grant of Stock Option (the "Notice") attached hereto as the cover page of this agreement.


RECITALS
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     The Company has adopted the Mattel 1996 Stock Option Plan (the "Plan")
for the granting to selected employees of options to purchase shares of Common Stock of the Company. In accordance with the terms of the Plan, the Compensation/Stock Options Committee of the Board of Directors
(the "Committee") has approved the execution of this Grant Agreement (the "Option") between the Company and the Option Holder. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Plan.

OPTION
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     1.   TERMS.  The Company grants to the Option Holder the right and option to purchase, on the terms and conditions hereinafter set forth, all or any part of the aggregate number of shares set forth in the Notice of Common Stock exercisable in accordance with the provisions of this Option during a period expiring ten years from the date of the Notice (the "Expiration Date"), unless terminated prior to that date pursuant to
Section 5 or 6 below.  This Option is a Non-Qualified Stock Option.

     2. EXERCISABILITY. The Option Holder may purchase the following percentages of the shares on Common Stock set forth in the Notice at the times set forth below:

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|                                                |    PERCENT OF SHARES    |
|                                                |   SUBJECT TO THIS OPTION|
|COMMENCING ON THE DATE OF THIS OPTION           |   THAT MAY BE PURCHASED |
|------------------------------------------------|--------------------------
|On or Before First Anniversary                  |            0%           |
|------------------------------------------------|-------------------------|
|After the First Anniversary                     |           25%           |
|------------------------------------------------|-------------------------|
|After the Second Anniversary                    |           50%           |
|------------------------------------------------|-------------------------|
|After the Third Anniversary                     |           75%           |
|------------------------------------------------|-------------------------|
|After the Fourth Anniversary and Until the      |                         |
| Expiration Date                                |          100%           |
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     The number of shares that may be purchased upon exercise of this
Option shall in each case be calculated to the nearest full share.

     3. METHOD OF EXERCISING. Each exercise of this Option shall be by means of a written notice of exercise delivered to the office of the Secretary of the Company, specifying the number of whole shares to be purchased, accompanied by payment of the full purchase price of the shares to be purchased. The payment shall be in the form of cash or such other forms of consideration as the Committee shall deem acceptable, such as the surrender of outstanding shares of Common Stock owned by the Option Holder or by withholding shares that would otherwise be issued upon the exercise of the Option. The Option Holder may exercise this Option by the delivery to the Company or its designated agent of an irrevocable written notice of exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares of Common Stock and to deliver the sale or margin loan proceeds directly to the Company to pay the exercise price of this Option.

     4. WITHHOLDING. Upon exercise, the Option Holder shall pay, or make provisions satisfactory to the Company or its Subsidiary for payment of any federal, state and local taxes required to be withheld.

     5. CANCELLATION OF GRANTS. Option Holder specifically acknowledges that this Option is subject to the provisions of Section 20 of the Plan, entitled "Cancellation of Grants," which can cause the forfeiture of this Option, or the rescission of Common Stock acquired upon the exercise of this Option. As a condition of the exercise of this Option, the Option Holder shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan, including
Section 20 thereof, entitled "Cancellation of Grants."

     6. TERM. This Option shall terminate sixty (60) days after the Option Holder ceases to be an employee of the Company or one of its Subsidiaries for any reason other than as described below.

          (i) If the Option Holder's employment is terminated by reason of death, the Option Holder will be able to exercise this Option until the earlier of (a) one (1) year following termination of employment or (b) the date on which this Option would otherwise expire.

          (ii) If the Option Holder's employment is terminated after the attainment of age fifty-five (55) and the completion of five (5) years of service (as determined in accordance with the terms of the Mattel, Inc. Personal Investment Plan), the Option Holder will be able to exercise this Option until the earlier of (a) five (5) years following termination of employment or (b) the date on which this Option would otherwise expire.

     7. COMPLIANCE WITH LAW. No shares issuable upon the exercise of this Option shall be issued and delivered unless and until all applicable registration requirements of the Securities Act of 1933, all applicable listing requirements of any national securities exchange on which Common Stock is then listed, and all other requirements of law or of any regulatory


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bodies having jurisdiction over such issuance and delivery, shall have been complied with. In particular, the Committee may require certain investment (or other) representations and undertakings in connection with the issuance of securities in connection with the Plan in order to comply with applicable law.

     8. ASSIGNABILITY. Except as may be effected by will or by the laws of descent and distribution, any attempt to assign this Option shall be of no effect.

     9. CERTAIN CORPORATE TRANSACTIONS. In the event of any change in the Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Committee may adjust proportionately the number of shares and the stock price of the Common Stock subject to this Option. In the event of any other change affecting the Common Stock or any distribution (other than normal cash dividends) to holders of Common Stock, the Committee may make such adjustments as it may deem equitable (including adjustments to avoid fractional shares) in order to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, spinoff, reorganization or liquidation, the Committee may substitute a new option for this Option or provide for the assumption of this Option by the other corporation that is a party to the transaction.

     10. NO ADDITIONAL RIGHTS. Neither the granting of this Option nor its exercise shall (a) confer upon the Option Holder any right to continue in the employ of the Company, (b) interfere in any way with the rights of the Company or a Subsidiary to terminate such employment at any time for any reason, with or without cause, or (c) interfere with the right of the Company or a Subsidiary to undertake any lawful corporate action. Option Holder acknowledges that he or she is an "employee at will." The provisions of this Section 10 are subject to the terms of any employment agreement between the Option Holder and the Company (or a Subsidiary).

     11. RIGHTS AS A STOCKHOLDER. Neither the Option Holder nor any other person legally entitled to exercise this Option shall be entitled to any of the rights or privileges of a stockholder of the Company in respect of any shares issuable upon any exercise of this Option unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to the Option Holder.

     12. COMPLIANCE WITH PLAN. This Option is subject to, and the Company and Option Holder agree to be bound by all of the terms and conditions of the Plan, as it shall be amended from time-to-time. No amendment to the Plan shall adversely affect this Option without the consent of the Option Holder. In the case of a conflict between the terms of the Plan and this Option, the terms of the Plan shall govern.

     13. GOVERNING LAW. This Option has been granted, executed and delivered with effect from the date of Notice, at El Segundo, California, and interpretation, performance and enforcement of this Option shall be governed by the laws of the State of Delaware.



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